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                                                                    EXHIBIT 10.4

                              TENFOLD CORPORATION

                  FIRST AMENDED AND RESTATED VOTING AGREEMENT
                  -------------------------------------------


     This First Amended and Restated Voting Agreement (the "Agreement") is
                                                            ---------
effective as of the 4th day of March, 1997, by and among TenFold Corporation, a Delaware corporation (the "Company"), Jeffrey L. Walker ("Mr. Walker"), the
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Walker Children's Trust (the "Trust") and Gary D. Kennedy ("Mr. Kennedy").
                              -----                         -----------

                                    RECITALS
                                    --------

     The Company, Mr. Walker and Mr. Kennedy had previously entered into an agreement effective September 1, 1996 (the "Initial Agreement") setting forth
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the terms and conditions pursuant to which Mr. Kennedy and Mr. Walker would vote their shares of the Company's Common Stock on all matters on which the holders of the Company's Common Stock are entitled to vote. The Company, Mr. Walker and Mr. Kennedy hereby desire to amend and restate such agreement to make the Trust a party thereto, and the Trust hereby desires to become a party to such voting agreement.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.  VOTING POWER.  So long as Mr. Kennedy is employed by the Company as the
         ------------
Company's President and Chief Executive Officer, on all matters on which the holders of the Company's Common Stock are entitled to vote, (i) the Trust agrees to vote all of the shares of the Company's Common Stock then held of record by the Trust as directed by Mr. Kennedy, and (ii) Mr. Kennedy shall have the power to vote that number of shares of the Company's Common Stock then held of record by Mr. Walker that, when combined with the number of shares of the Company's Common Stock then held of record by Mr. Kennedy and his Controlled Affiliates (as hereinafter defined) and the Trust, equals fifty percent (50%) of the aggregate number of shares of the Company's Common Stock over which Mr. Kennedy and his Controlled Affiliates, Mr. Walker and his Controlled Affiliates and the Trust have the power to vote. As used herein with respect to any person, "Controlled Affiliate" means any member of such person's immediate family (including, without limitation, his spouse, children, parents and siblings) and any other person or entity which, directly or indirectly, is at any time controlled by such person, but does not mean any officer of the Company. For purposes of this definition, "control" of a person or entity means the power, whether by contact or otherwise, to direct or cause the direction of the voting of the shares of the Company's Common Stock held by such person.
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     2.  MANNER OF VOTING.  In connection with all matters on which the holders
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of the Company's Common Stock are entitled to vote, each of Mr. Walker, the
Trust and Mr. Kennedy (each a "Party" and, collectively, the "Parties") agrees to inform each of the other Parties in writing at least 24 hours before casting its vote or taking action by written consent in which such Party intends to vote or act by written consent. In the event that the Parties intend to vote (or act by written consent) differently on any such matter on which the holders of the Company's Common Stock are entitled to vote (or act by written consent), the Parties agree to vote their shares of Common Stock (or act) in a manner consistent with the recommendation of the Company's Board of Directors.

     3.  TERMINATION. This Agreement shall terminate upon the earlier of (a) the
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consummation of the Company's initial public offering on a firm underwriting basis of any of its securities, (b) September 1, 2006 or (c) such date as Mr. Kennedy ceases to be employed by the Company as the Company's Chief Executive Officer.

     4.  AMENDMENTS; WAIVERS.  Any term hereof may only be amended or waived
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with the written consent of each of the Company Mr. Walker, Mr. Kennedy and the
Trust. Any amendment or waiver effected in accordance with this Section 4 shall be binding upon the Company, Mr. Walker, Mr. Kennedy, the Trust and each of their respective successors and assigns.

     5.  NOTICES.  Any notice required or permitted by this Agreement shall be
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in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below, or as subsequently modified by written notice.

     6.  SEVERABILITY.  If any term or provision of this Agreement or the
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application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable, and a suitable and equitable term or provision shall be substituted therefor to carry out, insofar as may be valid and enforceable, the intent and purpose of the invalid or unenforceable term or provision.

     7.  GOVERNING LAW.  This Agreement and all acts and transactions pursuant
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hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     8.  COUNTERPARTS.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement supersedes in its entirety the Initial Agreement and represents the entire agreement and understanding between the parties as to the subject matter hereof.

     9.  SUCCESSORS AND ASSIGNS.  The terms and conditions of this Agreement
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shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                            [Signature Pages Follow]

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

     By signing below, the parties hereto hereby agree that this Voting Agreement shall be effective as of the date first written above.

                              COMPANY:

                              TENFOLD CORPORATION


                              By:
                                     -------------------
                              Name:  Gary D. Kennedy
                                     ---------------
                              Title: President
                                     ---------

                              Address:  475 Sansome Street, Suite 860
                                        San Francisco, CA 94111


         SIGNATURE PAGE TO FIRST AMENDED AND RESTATED VOTING AGREEMENT
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                              ---------------------
                              Jeffrey L. Walker

                              Address:  P.O. Box 1309
                                        30 Hill Road
                                        Ross, CA  94957



         SIGNATURE PAGE TO FIRST AMENDED AND RESTATED VOTING AGREEMENT
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                              -------------------
                              Gary D. Kennedy

                              Address:  7814 South Pheasantwood Drive
                                        Sandy, UT 84093


         SIGNATURE PAGE TO FIRST AMENDED AND RESTATED VOTING AGREEMENT
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                              FOUNDERS:

                              THE WALKER CHILDREN'S TRUST



                              By:
                                     -----------------
                              Name:
                              Title: Trustee

                              Address:  421 Aviation Boulevard
                                        Santa Rosa, CA  95403

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